SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 1, 2003



                                 CANDIE'S, INC.
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             (Exact name of Registrant as specified in its charter)


           DELAWARE                   001-10593                 11-2481903
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(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



400 Columbus Avenue,  Valhalla, New York                                   10595
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (914) 769-8600
                                                    ----------------------------

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(Former name or former address, if changed since last report)


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


Item 9.   Regulation FD Disclosure

     The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

     On May 1, 2003 Candie's, Inc. (the "Company") issued a press release announcing its results of operations for the quarter and fiscal year ended January 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In addition to the GAAP results provided in its press release, the Company provided the non-GAAP measurement operating income before special charges and has provided in the press release a reconciliation of the GAAP results to the non-GAAP measurement. The non-GAAP measurement does not replace the presentation of the Company's GAAP financial results. The Company provided this supplemental non-GAAP information because it believes it provides investors and others with meaningful comparisons of the results of the Company's operations for the periods presented in the release.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CANDIE'S, INC.
                                                     (Registrant)


                                        By:/Richard Danderline/
                                           ------------------------------------
                                           Richard Danderline
                                           Executive Vice President, Finance and
                                           Operations

Date: May 7, 2003

                  Exhibit 99.1- Press Release of Candie's, Inc.
                               dated May 1, 2003.